Exhibit 10.1

FIRST AMENDMENT
TO THE
ENDORSEMENT METHOD SPLIT-DOLLAR AGREEMENT

    THIS FIRST AMENDMENT is entered into this 23rd day of June 2023, effective as of June 1, 2023, by and between Red River Bank, a Louisiana banking corporation (the “Bank”), and Tammi Salazar (the “Insured”).

    The Bank and the Insured executed the Endorsement Method Split-Dollar Agreement effective on October 1, 2004 (the “Agreement”). The undersigned desire to amend the Agreement for the purpose of endorsing another life insurance policy to the Agreement.

    NOW, THEREFORE, the parties do hereby agree, effective as of June 1, 2023,

    To add a second life insurance policy to Section 1. of the Agreement as follows:

        “(b)    Policy number: 77256716
            Insurer:     New York Life Insurance Company
            Insured: Tammi Salazar
            Owner of Policy: Bank
            Relationship of Bank to Insured: Insured is an employee and officer of Bank”

Except as specifically amended hereby, the Agreement shall remain in full force and effect as prior to this FIRST AMENDMENT.

    IN WITNESS OF THE ABOVE, the Bank and the Insured have executed this FIRST AMENDMENT on the date first set forth above.

Insured:

/s/ Tammi Salazar
Tammi Salazar
Red River Bank

By /s/ Andrew B. Cutrer
Title Senior Vice President and Director of Human Resources